UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 14, 2020

Protective Insurance Corporation
(Exact Name of Registrant as Specified in Charter)

Indiana	0-5534	35-0160330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, Carmel IN		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 317-636-9800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, No Par Value	PTVCA	The Nasdaq Stock Market LLC
Class B Common Stock, No Par Value	PTVCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
 On May 14, 2020, the Board of Directors (the “Board”) of Protective Insurance Corporation (the “Company”) adopted and approved amendments to the Company’s Code of By-Laws as recommended to the Board by the Special Committee, which became effective immediately. Pursuant to the amendments, in addition to certain ministerial changes:
●
Section 8.1 was added to provide the Company the right to redeem certain shares acquired in a “control share acquisition” (as defined in Indiana Business Corporation Law Section 23-1-42-1, et seq.) in certain circumstances; and

●
Section 8.2 was added to provide the Company the right to redeem certain shares held by shareholders who, together with affiliates, associates and any group of which they are a part, beneficially own more than 10% of the Company’s outstanding Class A shares, subject to certain exceptions (including exceptions for qualifying institutions, passive investors and certain other specified shareholders).

The foregoing summary of the amendments to the Code of By-Laws is qualified by reference to the full text of the Code of By-Laws, as amended, a copy of which is filed herewith as Exhibit 3.2 and incorporated herein by reference. In addition, a marked copy of the Code of By-Laws, showing all amendments approved on May 14, 2020, is attached as Exhibit 3.2.1.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Exhibit
3.2	Code of By-Laws of Protective Insurance Corporation, as amended through May 14, 2020
3.2.1	Code of By-Laws of Protective Insurance Corporation, showing all changes approved on May 14, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PROTECTIVE INSURANCE CORPORATION

By:         /s/ Jeremy D. Edgecliffe-Johnson____
Name: Jeremy D. Edgecliffe-Johnson
Title: Chief Executive Officer
May 14, 2020